Deferred Compensation Expenses - Schedule of Deferred Compensation (Details) - USD ($)		Oct. 31, 2025	Oct. 31, 2024
Deferred Compensation Expenses [Abstract]
Deferred compensation expenses	[1]	$ 2,718,079	$ 5,785,899
Total		2,718,079	5,785,899
Deferred compensation expenses		1,587,603	3,338,719
Deferred compensation expense -long term		$ 1,130,476	$ 2,447,180

[1]	For the fiscal year ended October 31, 2025, the Company issued an aggregate of 80,000 Class A Ordinary Shares to consultants as compensation to replace their related cash compensation. Service terms generally range from several months to 3 years. As of October 31, 2025, the fair value of unamortized shares was $2,718,079, which was considered as the prepaid portion of share-based compensation.